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                             JOINT FILING AGREEMENT

         This will confirm the agreement by and among all of the undersigned that the Schedule 13D filed on or about this date with respect to the beneficial ownership of the undersigned of Common Stock of Mikasa Inc. is being, and any and all amendments to such Schedule may be, filed on behalf of each of the undersigned. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:    September 21, 2000


                                       J.G. DURAND INDUSTRIES, S.A.

                                       By:   /s/ Philippe Durand
                                            ------------------------------------
                                            Name:  Philippe Durand
                                            Title: President



                                       MOUNTAIN ACQUISITION CORP.

                                       By:   /s/ Philippe Durand
                                            ------------------------------------
                                            Name:   Philippe Durand
                                            Title:  Authorized Representative



                                             /s/ Amy Tunis
                                       ------------------------------------
                                       Amy Tunis on Behalf of
                                       ALFRED J. BLAKE Pursuant
                                       to the Attached Power of Attorney


                                             /s/ Amy Tunis
                                       ------------------------------------
                                       Amy Tunis on Behalf of
                                       RAYMOND B. DINGMAN Pursuant
                                       to the Attached Power of Attorney


                                             /s/ Amy Tunis
                                       ------------------------------------
                                       Amy Tunis on Behalf of
                                       ANTHONY F. SANTARELLI Pursuant
                                       to the Attached Power of Attorney



                                             /s/ Amy Tunis
                                       ------------------------------------
                                       Amy Tunis on Behalf of
                                       GEORGE T. ARATANI Pursuant
                                       to the Attached Power of Attorney





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